Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: December 27, 2023
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: December 27, 2023
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended October 31, 2023
Putnam BDC Income ETF
Putnam BioRevolution ETF
Putnam Convertible Securities Fund
Putnam Core Equity Fund
Putnam Core Bond Fund
Putnam Emerging Markets ex-China ETF
Putnam ESG Core Bond ETF
Putnam ESG High Yield ETF
Putnam ESG Ultra Short ETF
Putnam Focused International Equity Fund
Putnam Global Income Trust
Putnam Income Fund
Putnam Large Cap Value Fund
Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust
Putnam PanAgora ESG Emerging Markets Equity ETF
Putnam PanAgora ESG International Equity ETF
Putnam Short Duration Bond Fund
Putnam Sustainable Future Fund